1)

                       BALANCE          GROSS RT            ADMIN FEES   NET RT
                       --------------   -----------------   ----------   --------------

A-1 Note               110,000,000.00   5.222476190480000%     0.06152%  5.160956190480%
A-2 NOTE (BACM 05-5)   100,000,000.00   5.222476190480000%     0.06083%  5.161646190480%
B Note                  25,000,000.00      7.662000000000%     0.05000%  7.612000000000%
SOTHEBY'S              235,000,000.00         5.482000000%

The A-1 Note has been securitized in BACM 2005-4 (the coupon and servicing for the A-1 and B Note remain the same as that for BACM 2005-4

2) TORRE MAYOR A/B NOTE STRUCTURE. TERMS ARE AS FOLLOWS

                      Balance          GROSS RT       ADMIN FEES   NET RT
                      --------------   ------------   ----------   -------------
A1 Note (BACM 05-5)    55,000,000.00   7.5460000000%    0.040830%  7.5051700000%
A2 Note                55,000,000.00   7.5460000000%    0.040830%  7.5051700000%
B Note                 20,000,000.00   7.5460000000%    0.020000%  7.5260000000%
--------------------------------------------------------------------------------
TOTAL                 130,000,000.00

Under default scenarios, the Torre loan will pay interest to the A Notes,
Principal to the A Notes and all remaining cash, if any, will be used to pay interest and principal to the B Note.

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5

SETTLEMENT DATE: 10/13/2005

                          CERTIFICATE    APPROXIMATE
         S&P   MOODY'S    BALANCE OR      PERCENTAGE   APPROXIMATE
        ----   -------     NOTIONAL        OF POOL        CREDIT
CLASS     RATINGS(1)       AMOUNT(2)       BALANCE       SUPPORT         RATE TYPE
--------------------------------------------------------------------------------------

Offered Certificates
--------------------------------------------------------------------------------------
 A-1     AAA       Aaa      66,500,000      3.363%       30.000%         Fixed (4)
--------------------------------------------------------------------------------------
 A-2     AAA       Aaa     250,250,000     12.656%       30.000%         Fixed (4)
--------------------------------------------------------------------------------------
 A-3     AAA       Aaa     164,950,000      8.342%       30.000%         Fixed (4)
--------------------------------------------------------------------------------------
 A-SB    AAA       Aaa      99,807,000      5.048%       30.000%         Fixed (4)
--------------------------------------------------------------------------------------
 A-4     AAA       Aaa     802,600,000     40.591%       30.000%         Fixed (4)
--------------------------------------------------------------------------------------
 A-M     AAA       Aaa     197,730,000     10.000%       20.000%         Fixed (4)
--------------------------------------------------------------------------------------
 A-J     AAA       Aaa     121,109,000      6.125%       13.875%         Fixed (4)
--------------------------------------------------------------------------------------
  XP     AAA       Aaa          TBD (6)      N/A           N/A       Variable Rate(6)
--------------------------------------------------------------------------------------
  B       AA       Aa2      42,018,000      2.125%       11.750%         Fixed (4)
--------------------------------------------------------------------------------------
  C      AA-       Aa3      19,772,000      1.000%       10.750%         Fixed (4)
--------------------------------------------------------------------------------------
  D        A        A2      37,075,000      1.875%        8.875%         Fixed (4)
--------------------------------------------------------------------------------------
Private Certificates - Not Offered Hereby(5)
--------------------------------------------------------------------------------------
  E       A-        A3      19,773,000      1.000%        7.875%         Fixed (4)
--------------------------------------------------------------------------------------
  F     BBB+      Baa1      24,716,000      1.250%        6.625%         Fixed (4)
--------------------------------------------------------------------------------------
  G      BBB      Baa2      27,188,000      1.375%        5.250%         Fixed (4)
--------------------------------------------------------------------------------------
  H     BBB-      Baa3      24,716,000      1.250%        4.000%         Fixed (4)
--------------------------------------------------------------------------------------
  J      BB+       Ba1      12,358,000      0.625%        3.375%         Fixed (4)
--------------------------------------------------------------------------------------
  K       BB       Ba2      12,358,000      0.625%        2.750%         Fixed (4)
--------------------------------------------------------------------------------------
  L      BB-       Ba3       4,943,000      0.250%        2.500%         Fixed (4)
--------------------------------------------------------------------------------------
  M       B+        NR       7,415,000      0.375%        2.125%         Fixed (4)
--------------------------------------------------------------------------------------
  N        B        NR       7,415,000      0.375%        1.750%         Fixed (4)
--------------------------------------------------------------------------------------
  O       B-        NR       4,943,000      0.250%        1.500%         Fixed (4)
--------------------------------------------------------------------------------------
  P       NR        NR      29,660,328      1.500%        0.000%         Fixed (4)
--------------------------------------------------------------------------------------
  XC     AAA       Aaa   1,977,296,328       N/A            N/A      Variable Rate (7)
--------------------------------------------------------------------------------------

        APPROXIMATE
          INITIAL
           PASS-
          THROUGH       WEIGHTED
          RATE AS       AVERAGE
        OF DELIVERY       LIFE          ASSUMED FINAL       PRINCIPAL START   PRINCIPAL END
CLASS      DATE       (YEARS) (3)   DISTRIBUTION DATE (3)       WINDOW           WINDOW
-------------------------------------------------------------------------------------------

Offered Certificates
-------------------------------------------------------------------------------------------
 A-1% (4)         3.10         August 10, 2010              1               58
-------------------------------------------------------------------------------------------
 A-2% (4)         4.90       September 10, 2010            58               59
-------------------------------------------------------------------------------------------
 A-3% (4)         6.56          July 10, 2012              78               81
-------------------------------------------------------------------------------------------
 A-SB      % (4)         7.33         March 10, 2015              59              113
-------------------------------------------------------------------------------------------
 A-4% (4)         9.80       September 10, 2015           113              119
-------------------------------------------------------------------------------------------
 A-M       % (4)         9.91       September 10, 2015           119              119
-------------------------------------------------------------------------------------------
 A-J       % (4)         9.91       September 10, 2015           119              119
-------------------------------------------------------------------------------------------
  XP       % (6)           (6)              N/A                            N/A
-------------------------------------------------------------------------------------------
  B        % (4)         9.91       September 10, 2015           119              119
-------------------------------------------------------------------------------------------
  C        % (4)         9.91       September 10, 2015           119              119
-------------------------------------------------------------------------------------------
  D        % (4)         9.98        October 10, 2015            119              120
-------------------------------------------------------------------------------------------
Private Certificates - Not Offered Hereby(5)
-------------------------------------------------------------------------------------------
  E        % (4)         9.99        October 10, 2015            120              120
-------------------------------------------------------------------------------------------
  F        % (4)         9.99        October 10, 2015            120              120
-------------------------------------------------------------------------------------------
  G        % (4)         9.99        October 10, 2015            120              120
-------------------------------------------------------------------------------------------
  H        % (4)         9.99        October 10, 2015            120              120
-------------------------------------------------------------------------------------------
  J        % (4)         9.99        October 10, 2015            120              120
-------------------------------------------------------------------------------------------
  K        % (4)         9.99        October 10, 2015            120              120
-------------------------------------------------------------------------------------------
  L        % (4)         9.99        October 10, 2015            120              120
-------------------------------------------------------------------------------------------
  M        % (4)         9.99        October 10, 2015            120              120
-------------------------------------------------------------------------------------------
  N        % (4)         9.99        October 10, 2015            120              120
-------------------------------------------------------------------------------------------
  O        % (4)         9.99        October 10, 2015            120              120
-------------------------------------------------------------------------------------------
  P        % (4)        12.13        October 10, 2020            120              180
-------------------------------------------------------------------------------------------
  XC       % (7)           (7)              N/A                            N/A
-------------------------------------------------------------------------------------------

(1)  Ratings shown are those of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Services, Inc.,
     respectively.

(2)  As of the delivery date. Subject to a variance of plus or minus 5%.

(3)  Based on the maturity assumptions (as defined under "Yield and Maturity
     Considerations" in this prospectus supplement). As of the delivery date, calculations for the certificates assume no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loan with an anticipated repayment date, the related anticipated repayment date).

(4)  The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M,
     Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
     Class J, Class K, Class L, Class M Class N, Class O and Class P
     Certificates will each accrue interest as either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate,
     (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(5)  Not offered by this prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(6)  The Class XP Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XP Certificates, as described in this prospectus supplement. The interest rate applicable to the Class XP
     Certificates for each distribution date will be as described in this prospectus supplement. See "Description of the Certificates--Pass-Through
     Rates" in this prospectus supplement.

(7)  The Class XC Certificates are not offered by this prospectus supplement.
     Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
     The Class XC Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XC Certificates, as the case may be, as described in this prospectus supplement. The interest rates applicable to the Class XC Certificates for each distribution date will be as described in this prospectus supplement. See "Description of the Certificates -
     Pass-Through Rates" in this prospectus supplement.

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

A-SB SCHEDULE

PERIOD   ENDING BALANCE
------   --------------
     0    99,807,000.00
     1    99,807,000.00
     2    99,807,000.00
     3    99,807,000.00
     4    99,807,000.00
     5    99,807,000.00
     6    99,807,000.00
     7    99,807,000.00
     8    99,807,000.00
     9    99,807,000.00
    10    99,807,000.00
    11    99,807,000.00
    12    99,807,000.00
    13    99,807,000.00
    14    99,807,000.00
    15    99,807,000.00
    16    99,807,000.00
    17    99,807,000.00
    18    99,807,000.00
    19    99,807,000.00
    20    99,807,000.00
    21    99,807,000.00
    22    99,807,000.00
    23    99,807,000.00
    24    99,807,000.00
    25    99,807,000.00
    26    99,807,000.00
    27    99,807,000.00
    28    99,807,000.00
    29    99,807,000.00
    30    99,807,000.00
    31    99,807,000.00
    32    99,807,000.00
    33    99,807,000.00
    34    99,807,000.00
    35    99,807,000.00
    36    99,807,000.00
    37    99,807,000.00
    38    99,807,000.00
    39    99,807,000.00
    40    99,807,000.00

    41    99,807,000.00
    42    99,807,000.00
    43    99,807,000.00
    44    99,807,000.00
    45    99,807,000.00
    46    99,807,000.00
    47    99,807,000.00
    48    99,807,000.00
    49    99,807,000.00
    50    99,807,000.00
    51    99,807,000.00
    52    99,807,000.00
    53    99,807,000.00
    54    99,807,000.00
    55    99,807,000.00
    56    99,807,000.00
    57    99,807,000.00
    58    99,807,000.00
    59    99,620,810.25
    60    97,797,557.04
    61    96,133,366.15
    62    94,268,385.76
    63    92,587,929.41
    64    90,899,733.48
    65    88,626,719.86
    66    86,920,242.81
    67    85,014,150.40
    68    83,291,020.84
    69    81,368,738.37
    70    79,628,803.94
    71    77,880,853.92
    72    75,934,440.22
    73    74,169,458.29
    74    72,206,485.63
    75    70,424,315.94
    76    68,633,934.73
    77    66,457,232.29
    78    66,257,232.29
    79    66,057,232.29
    80    65,857,232.29

    81    65,668,789.95
    82    63,891,878.78
    83    62,106,782.01
    84    60,134,617.85
    85    58,326,265.31
    86    56,330,495.88
    87    54,504,608.75
    88    52,670,310.32
    89    50,292,823.23
    90    48,439,088.38
    91    46,399,196.68
    92    44,527,511.65
    93    42,470,168.19
    94    40,580,368.68
    95    38,681,861.12
    96    36,598,439.91
    97    34,681,572.38
    98    32,580,300.96
    99    30,644,905.34
   100    28,700,590.03
   101    26,223,271.53
   102    24,258,545.54
   103    22,110,744.36
   104    20,127,051.84
   105    17,960,810.69
   106    15,957,977.92
   107    13,945,912.22
   108    11,752,085.68
   109     9,720,619.91
   110     7,507,931.91
   111     2,150,737.33
   112        97,408.13
   113             0.00

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                 1                  2                  3                  4
------------------------------------------------------------------------------------------------------------------
                           CUT-OFF          PERIOD 1-6         PERIOD 7-12       PERIOD 13-18       PERIOD 19-24
CLASS   RATING             BALANCE        PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
A-1     AAA/AAA          66,500,000.00      63,027,000.00      58,530,000.00      20,705,000.00                 --
------------------------------------------------------------------------------------------------------------------
A-2     AAA/AAA         250,250,000.00     250,250,000.00     250,250,000.00     250,250,000.00     227,979,000.00
------------------------------------------------------------------------------------------------------------------
A-3     AAA/AAA         164,950,000.00     164,950,000.00     164,950,000.00     164,950,000.00     164,950,000.00
------------------------------------------------------------------------------------------------------------------
A-SB    AAA/AAA          99,807,000.00      99,807,000.00      99,807,000.00      99,807,000.00      99,807,000.00
------------------------------------------------------------------------------------------------------------------
A-4     AAA/AAA         802,600,000.00     802,600,000.00     802,600,000.00     802,600,000.00     802,600,000.00
------------------------------------------------------------------------------------------------------------------
A-M     AAA/AAA         197,730,000.00     197,730,000.00     197,730,000.00     197,730,000.00     197,730,000.00
------------------------------------------------------------------------------------------------------------------
AJ      AAA/AAA         121,109,000.00     121,109,000.00     121,109,000.00     121,109,000.00     121,109,000.00
------------------------------------------------------------------------------------------------------------------
B       AA/ AA           42,018,000.00      42,018,000.00      42,018,000.00      42,018,000.00      42,018,000.00
------------------------------------------------------------------------------------------------------------------
C       AA- / AA-        19,772,000.00      19,772,000.00      19,772,000.00      19,772,000.00      19,772,000.00
------------------------------------------------------------------------------------------------------------------
D       A/ A             37,075,000.00      37,075,000.00      37,075,000.00      37,075,000.00      37,075,000.00
------------------------------------------------------------------------------------------------------------------
E       A- / A-          19,773,000.00      19,773,000.00      19,773,000.00      19,773,000.00      19,773,000.00
------------------------------------------------------------------------------------------------------------------
F       BBB+ / BBB+      24,716,000.00      24,716,000.00      24,716,000.00      24,716,000.00      24,716,000.00
------------------------------------------------------------------------------------------------------------------
G       BBB / BBB        27,188,000.00      27,188,000.00      27,188,000.00      27,188,000.00      27,188,000.00
------------------------------------------------------------------------------------------------------------------
H       BBB- / BBB-      24,716,000.00      24,716,000.00      24,716,000.00      24,716,000.00      24,716,000.00
------------------------------------------------------------------------------------------------------------------
J       BB+ / BB+        12,358,000.00      12,358,000.00      12,358,000.00      12,358,000.00      12,358,000.00
------------------------------------------------------------------------------------------------------------------
K       BB / BB          12,358,000.00      12,358,000.00      12,358,000.00      12,358,000.00      12,358,000.00
------------------------------------------------------------------------------------------------------------------
L       BB- / BB-         4,943,000.00       4,943,000.00       4,943,000.00       4,943,000.00       4,943,000.00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Total                 1,927,863,000.00   1,924,390,000.00   1,919,893,000.00   1,882,068,000.00   1,839,092,000.00
------------------------------------------------------------------------------------------------------------------

                5                  6                  7                  8                  9                 10
-----------------------------------------------------------------------------------------------------------------------
          PERIOD 25-30       PERIOD 31-36       PERIOD 37-42        PERIOD 43-48      PERIOD 49-54       PERIOD 55-60
CLASS    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
A-1                   --                 --                 --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
A-2       185,413,000.00      93,077,000.00      52,059,000.00      12,542,000.00                 --                 --
-----------------------------------------------------------------------------------------------------------------------
A-3       164,950,000.00     164,950,000.00     164,950,000.00     164,950,000.00     139,055,000.00                 --
-----------------------------------------------------------------------------------------------------------------------
A-SB       99,807,000.00      99,807,000.00      99,807,000.00      99,807,000.00      99,807,000.00      43,105,000.00
-----------------------------------------------------------------------------------------------------------------------
A-4       802,600,000.00     802,600,000.00     802,600,000.00     802,600,000.00     802,600,000.00     802,600,000.00
-----------------------------------------------------------------------------------------------------------------------
A-M       197,730,000.00     197,730,000.00     197,730,000.00     197,730,000.00     197,730,000.00     197,730,000.00
-----------------------------------------------------------------------------------------------------------------------
AJ        121,109,000.00     121,109,000.00     121,109,000.00     121,109,000.00     121,109,000.00     121,109,000.00
-----------------------------------------------------------------------------------------------------------------------
B          42,018,000.00      42,018,000.00      42,018,000.00      42,018,000.00      42,018,000.00      42,018,000.00
-----------------------------------------------------------------------------------------------------------------------
C          19,772,000.00      19,772,000.00      19,772,000.00      19,772,000.00      19,772,000.00      19,772,000.00
-----------------------------------------------------------------------------------------------------------------------
D          37,075,000.00      37,075,000.00      37,075,000.00      37,075,000.00      37,075,000.00      37,075,000.00
-----------------------------------------------------------------------------------------------------------------------
E          19,773,000.00      19,773,000.00      19,773,000.00      19,773,000.00      19,773,000.00      19,773,000.00
-----------------------------------------------------------------------------------------------------------------------
F          24,716,000.00      24,716,000.00      24,716,000.00      24,716,000.00      24,716,000.00      20,786,000.00
-----------------------------------------------------------------------------------------------------------------------
G          27,188,000.00      27,188,000.00      27,188,000.00      26,341,000.00      10,923,000.00                 --
-----------------------------------------------------------------------------------------------------------------------
H          24,716,000.00      24,716,000.00      15,670,000.00                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
J          12,358,000.00       8,042,000.00                 --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
K          12,358,000.00                 --                 --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------
L             997,000.00                 --                 --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Total   1,792,580,000.00   1,682,573,000.00   1,624,467,000.00   1,568,433,000.00   1,514,578,000.00   1,303,968,000.00
-----------------------------------------------------------------------------------------------------------------------

               11                 12                  13                14                15                 16
---------------------------------------------------------------------------------------------------------------------
          PERIOD 61-66       PERIOD 67-72        PERIOD 73-78      PERIOD 79-84      PERIOD 85-90       PERIOD 91-96
CLASS   PAC IO NOTIONAL     PAC IO NOTIONAL    PAC IO NOTIONAL    PAC IO NOTIONAL   PAC IO NOTIONAL   PAC IO NOTIONAL
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
A-1                   --                 --                 --                 --               --                 --
---------------------------------------------------------------------------------------------------------------------
A-2                   --                 --                 --                 --               --                 --
---------------------------------------------------------------------------------------------------------------------
A-3                   --                 --                 --                 --               --                 --
---------------------------------------------------------------------------------------------------------------------
A-SB        8,277,000.00                 --                 --                 --               --                 --
---------------------------------------------------------------------------------------------------------------------
A-4       802,600,000.00     777,494,000.00     655,715,000.00     603,074,000.00               --                 --
---------------------------------------------------------------------------------------------------------------------
A-M       197,730,000.00     197,730,000.00     197,730,000.00     197,730,000.00               --                 --
---------------------------------------------------------------------------------------------------------------------
AJ        121,109,000.00     121,109,000.00     121,109,000.00     121,109,000.00               --                 --
---------------------------------------------------------------------------------------------------------------------
B          42,018,000.00      42,018,000.00      42,018,000.00      42,018,000.00               --                 --
---------------------------------------------------------------------------------------------------------------------
C          19,772,000.00      19,772,000.00      19,772,000.00      19,772,000.00               --                 --
---------------------------------------------------------------------------------------------------------------------
D          37,075,000.00      37,075,000.00      37,075,000.00      30,254,000.00               --                 --
---------------------------------------------------------------------------------------------------------------------
E          19,773,000.00      15,575,000.00       3,785,000.00                 --               --                 --
---------------------------------------------------------------------------------------------------------------------
F           8,065,000.00                 --                 --                 --               --                 --
---------------------------------------------------------------------------------------------------------------------
G                     --                 --                 --                 --               --                 --
---------------------------------------------------------------------------------------------------------------------
H                     --                 --                 --                 --               --                 --
---------------------------------------------------------------------------------------------------------------------
J                     --                 --                 --                 --               --                 --
---------------------------------------------------------------------------------------------------------------------
K                     --                 --                 --                 --               --                 --
---------------------------------------------------------------------------------------------------------------------
L                     --                 --                 --                 --               --                 --
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Total   1,256,419,000.00   1,210,773,000.00   1,077,204,000.00   1,013,957,000.00               --                 --
---------------------------------------------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        PAC IO SCHEDULED
PAYMENT DATE   PERIOD          WAC
------------   ------   ----------------
   10/1/2005        0
   11/1/2005        1           5.371400%
   12/1/2005        2           5.199000%
    1/1/2006        3           5.198900%
    2/1/2006        4           5.198800%
    3/1/2006        5           5.198800%
    4/1/2006        6           5.370900%
    5/1/2006        7           5.191900%
    6/1/2006        8           5.363900%
    7/1/2006        9           5.191800%
    8/1/2006       10           5.363700%
    9/1/2006       11           5.363700%
   10/1/2006       12           5.191600%
   11/1/2006       13           5.363500%
   12/1/2006       14           5.191400%
    1/1/2007       15           5.191400%
    2/1/2007       16           5.191300%
    3/1/2007       17           5.191400%
    4/1/2007       18           5.363100%
    5/1/2007       19           5.191000%
    6/1/2007       20           5.362900%
    7/1/2007       21           5.190900%
    8/1/2007       22           5.364600%
    9/1/2007       23           5.364500%
   10/1/2007       24           5.196500%
   11/1/2007       25           5.368600%
   12/1/2007       26           5.196300%
    1/1/2008       27           5.368400%
    2/1/2008       28           5.196100%
    3/1/2008       29           5.197000%
    4/1/2008       30           5.368100%
    5/1/2008       31           5.195800%
    6/1/2008       32           5.367900%
    7/1/2008       33           5.195600%
    8/1/2008       34           5.367700%
    9/1/2008       35           5.367600%
   10/1/2008       36           5.188500%
   11/1/2008       37           5.360200%
   12/1/2008       38           5.188200%
    1/1/2009       39           5.188100%
    2/1/2009       40           5.187900%

    3/1/2009       41           5.189500%
    4/1/2009       42           5.359500%
    5/1/2009       43           5.187400%
    6/1/2009       44           5.359100%
    7/1/2009       45           5.187100%
    8/1/2009       46           5.358800%
    9/1/2009       47           5.358700%
   10/1/2009       48           5.186700%
   11/1/2009       49           5.358400%
   12/1/2009       50           5.186500%
    1/1/2010       51           5.186400%
    2/1/2010       52           5.186300%
    3/1/2010       53           5.188600%
    4/1/2010       54           5.357800%
    5/1/2010       55           5.185900%
    6/1/2010       56           5.358400%
    7/1/2010       57           5.171800%
    8/1/2010       58           5.352200%
    9/1/2010       59           5.352700%
   10/1/2010       60           5.178900%
   11/1/2010       61           5.352400%
   12/1/2010       62           5.178700%
    1/1/2011       63           5.178500%
    2/1/2011       64           5.178400%
    3/1/2011       65           5.179200%
    4/1/2011       66           5.351800%
    5/1/2011       67           5.178000%
    6/1/2011       68           5.351500%
    7/1/2011       69           5.177800%
    8/1/2011       70           5.351200%
    9/1/2011       71           5.351100%
   10/1/2011       72           5.177400%
   11/1/2011       73           5.350800%
   12/1/2011       74           5.179800%
    1/1/2012       75           5.353300%
    2/1/2012       76           5.179600%
    3/1/2012       77           5.179700%
    4/1/2012       78           5.353000%
    5/1/2012       79           5.176800%
    6/1/2012       80           5.350200%
    7/1/2012       81           5.176400%
    8/1/2012       82           5.349800%
    9/1/2012       83           5.349600%
   10/1/2012       84           5.175900%